                                                                   Exhibit 10.22

                          ASSIGNMENT AND ASSUMPTION OF
                           REAL ESTATE SALE AGREEMENT

     This Assignment and Assumption of Agreement of Purchase and Sale ("Assignment") is entered into as of the 21st day of May, 2003, by and between BCMR JACKSONVILLE, LLC, a Delaware limited liability company ("Assignor"), with offices at c/o Boston Capital Corporation, One Boston Place, 201 Washington Street, Boston, MA 02109 and BC-BAINBRIDGE SPICEWOOD LLC, with offices at c/o The Bainbridge Companies, 12765 West Forest Hill Boulevard, Suite 1307, Wellington, FL 33414 ("Assignee").

     WHEREAS, Assignor is Purchaser under that certain Real Estate Sale Agreement dated April 2, 2003 by and between ERP Operating Limited Partnership as seller and Bainbridge Communities Acquisition Corporation II as purchaser, as amended by Amendment to Sales Contract dated May 2, 2003, as assigned to Assignor by that certain Assignment of Sales Contract by and between Bainbridge Communities Acquisition Corporation II and Assignor (as so amended and assigned, the "Agreement") for the purchase of certain real property and the improvements thereon known as Spicewood Springs Apartments, 445 Monument Road, Jacksonville, Florida; and

     WHEREAS, Assignor desires to assign its interest as Purchaser under the Agreement to BC-Bainbridge LLC, a Delaware limited liability company (the "Venture") as part of Assignor's "Initial Capital Contribution" to the Venture as described in Section 3.1 of the Limited Liability Company Agreement of the Venture; and

     WHEREAS, the Venture has directed Assignor to instead assign its rights as Purchaser under the Agreement to Assignee, a wholly owned subsidiary of the Venture, and Assignee desires to accept such assignment.

     NOW, THEREFORE, for valuable consideration, the parties hereto, each intending to be legally bound and to bind their respective successors and assigns, hereby covenant and agree as follows:

1. Assignor hereby assigns, transfers and sets over unto Assignee all of Assignor's interests and rights as Purchaser in, to and under the Agreement.

2. Assignee hereby accepts all of Assignor's liabilities, obligations, rights and interests as Purchaser under the Agreement.

3. This Assignment may be executed in multiple counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.


                     [Remainder of Page Intentionally Blank]

                                        1
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     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first above written.


                                 ASSIGNOR

                                 BCMR JACKSONVILLE, LLC, a Delaware
                                 limited liability company

                                 By:   Boston Capital Real Estate Investment
                                       Trust, Inc., a Maryland corporation, its
                                       sole member


                                       By:   /s/ Jeffrey H. Goldstein
                                             -----------------------------------
                                             Jeffrey H. Goldstein, its President


                                 ASSIGNEE

                                 BC-BAINBRIDGE SPICEWOOD LLC, a
                                 Delaware limited liability company

                                 By:   BC-Bainbridge LLC, a Delaware limited
                                       liability company, its sole member

                                       By:   Bainbridge Jacksonville LLC, a
                                             Florida limited liability company,
                                             its manager


                                             By:   /s/ Richard A. Schechter
                                                   -----------------------------
                                                   Richard A. Schechter,
                                                   Manager

                                        2
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                          ASSIGNMENT OF SALES CONTRACT

     THIS ASSIGNMENT ("Assignment"), dated and effective as of May 5, 2003 (the "Assignment Effective Date"), by and among BAINBRIDGE COMMUNITIES ACQUISITION CORPORATION II, a Florida corporation ("ASSIGNOR") and BCMR JACKSONVILLE, LLC ("ASSIGNEE").

                                   WITNESSETH:

     WHEREAS, Assignor is the Purchaser under that certain Real Estate Sales Agreement dated April 2, 2003, as amended by Amendment to Sales Contract dated as of the date hereof (as amended, the "SALES CONTRACT") to purchase the property known as "Spicewood Springs Apartments" located at 445 Monument Road, Jacksonville, Florida (the "PROPERTY"). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Sales Contract;

     WHEREAS, pursuant to the terms of the Sales Contract, Assignor has deposited with Escrow Agent Initial Earnest Money in the amount of $50,000;

     WHEREAS, Assignor and Assignee or their respective affiliates are contemplating forming a joint venture to acquire the Property;

     WHEREAS, Assignor desires to transfer, assign and set over to Assignee and Assignee desires to accept from Assignor, subject to the express retention by Assignor of certain duties and obligations under the Sales Contract, all of Assignor's right, title and interest in, to and under the Sales Contract; and

     WHEREAS, on the date hereof, Assignee funded by wire transfer (i) $50,000 to counsel for Assignor pursuant to the wire instructions on EXHIBIT A to be used to reimburse Assignor for the Initial Earnest Money; and (ii) $200,000 to the Escrow Agent to fund the Additional Earnest Money.

     NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged by Assignor, the parties agree as follows:

1. ASSIGNMENT OF SALES CONTRACT. Assignor hereby transfers, assigns and sets over unto Assignee any and all of Assignor's right, title and interest in, to and under the Sales Contract, including all of Assignor's right, title and interest in and to the Earnest Money. Except as expressly excluded herein, Assignee, for itself and its successors and assigns, does hereby expressly accept and assume and agree to perform and observe all of the terms, covenants and agreements contained in the Sales Contract.

2. EXCLUSIONS FROM ASSIGNMENT OF SALES CONTRACT. Assignor and Assignee expressly agree that neither this Assignment nor any action by Assignee shall constitute an assumption by Assignee of any obligations of Assignor under the Sales Contract related to the indemnity

                                        1
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     provisions of Purchaser for the benefit of Seller for any actions of
     Purchaser that occurred prior to the Assignment Effective Date (the "Exclusions").

3. REPRESENTATION AND WARRANTIES OF ASSIGNOR. Assignor represents and warrants that (i) Assignor has the authority to execute, deliver and perform its representations and warranties pursuant to this Assignment; (ii) Assignor has not encumbered or assigned the Sales Contract in whole or in part and agrees to execute and deliver such additional documents as may be required to effectuate this Assignment; (iii) there are no amendments or modifications to the Sales Contract, and true, correct and complete copies of the Sales Contract are being delivered to Assignee simultaneously with the execution of this Assignment; and (iv) to Assignor's knowledge no dispute, right of set-off, claim, counterclaim or defense exists with respect to any provision of the Sales Contract.

4. INDEMNITY BY ASSIGNOR. Assignor hereby agrees to and shall indemnify, defend and hold Assignee harmless from any and all obligations, claims, losses, damages, liabilities and expenses (including, without limitation, reasonable attorneys' and accountants' fees and disbursements) arising out of contractual obligations, acts or omissions of Assignor that occurred or accrued in connection with the performance of the rights and duties of Assignor under the Sales Contract related to the period (a) prior to the Assignment Effective Date hereof for all matters under the Sales Contract which are being assigned to Assignee pursuant to this Assignment, and (b) through the date of final completion of any right, duty or obligation retained by Assignor pertaining to the Exclusions.

5.   NOTICES. All notices hereunder shall be delivered in accordance with
     Section 14.7 of the Purchase Agreement, and if to Assignee:

     BCMR Special, Inc.
     c/o Boston Capital Corporation
     One Boston Place
     201 Washington Street
     Boston, MA 02108
     Attention:  Mark W. Dunne

     with a copy to:

     Goodwin Procter LLP
     Exchange Place
     53 State Street
     Boston, MA 02109
     Attention:  Andrew C. Sucoff, P.C.

6. BINDING EFFECT. This Assignment shall be binding upon and shall inure to the benefit of Assignor, Assignee and their respective successors and assigns.

7. GOVERNING LAW. This Assignment and the rights and obligations of the parties will be subject to and construed and enforced under the laws of State of Florida.

                                        2
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8.   COUNTERPARTS. This Assignment may be executed in counterpart originals and all of such counterpart originals shall constitute one and the same instrument; provided, however, this Assignment shall not be binding and in full force and effect until each and every party hereto has executed this Assignment in one or more of such counterparts.

                    [Remainder of page intentionally blank.]

                                        3
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     IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date and year first above written.

                                     ASSIGNOR:

                                     BAINBRIDGE COMMUNITIES ACQUISITION
                                     CORPORATION II, a Florida corporation


                                     By:    /s/ Sheila Mead
                                           -------------------------------
                                     Name:   Sheila Mead
                                     Title:  Vice President


                                     ASSIGNEE:

                                     BCMR JACKSONVILLE, LLC, a Delaware
                                     limited liability company

                                     By:   Boston Capital Real Estate Investment
                                           Trust Inc., a Maryland corporation


                                           By:   /s/ Jeffrey H. Goldstein
                                                --------------------------
                                                Jeffrey H. Goldstein
                                                President

                                         4
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                                    EXHIBIT A

                               WIRING INSTRUCTIONS

                                       FOR

                                BROAD AND CASSEL
                           7777 GLADES ROAD, SUITE 300
                              BOCA RATON, FL 33434
                                 (561) 483-7000

                                       5
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                           AMENDMENT TO SALES CONTRACT

     THIS AMENDMENT TO SALES CONTRACT (this "Amendment"), is dated as of this 2nd day of May, 2003 (the "Amendment Effective Date"), by and between ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller"), BAINBRIDGE COMMUNITIES ACQUISITION CORPORATION II, a Florida corporation ("Bainbridge") and BCMR JACKSONVILLE, LLC, a Delaware limited liability company ("Purchaser").

                                    RECITALS

     WHEREAS, Seller and Bainbridge have entered into that certain Real Estate Sale Agreement dated April 2, 2003 (the "Sales Contract") for the purchase and sale of the property known as "Spicewood Springs Apartments" located at 445 Monument Road, Jacksonville, Florida. Capitalized terms used herein without definition shall have the meaning ascribed to them in the Sales Contract.

     WHEREAS, Bainbridge and Purchaser desire to enter into that certain Assignment of Sales Contract (the "Assignment"), whereby Bainbridge will assign its rights under the Sales Contract to Purchaser.

     WHEREAS, Purchaser has requested Seller's consent to the Assignment, and Seller desires to consent to the Assignment.

     WHEREAS, Seller and Purchaser further desire to amend certain terms of the Sales Contract.

                                   AGREEMENTS

     NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Purchaser hereby agree as follows:

     1. RECITALS. The foregoing Recitals are true and correct and are incorporated into this Amendment by this reference.

     2. ADDITIONAL EARNEST MONEY. The second sentence of Section 2.1.1 of the Sales Contract is hereby deleted and replaced with the following language:

            If Purchaser does not terminate this Agreement pursuant to and in accordance with Section 8 below, Purchaser shall, on or before 5 p.m. on May 5, 2003, deposit with Escrowee additional earnest money (the "Additional Earnest Money") in the sum of Two Hundred Thousand and 00/100 Dollars ($200,000.00).

                                        1
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     3.     TITLE. Seller acknowledges that Seller holds title to the Real
Property by virtue of a merger and that record title to the Property is currently vested in Merry Land & Investment Company, Inc. Accordingly, Seller agrees that, on or before the Closing Date, it will satisfy all requirements of the Title Insurer in order to evidence that Seller holds title to the Real Property, including without limitation, recording a certificate of merger and paying all recording and transfer taxes and fees associated therewith, if any.

     4. EXHIBIT A. Exhibit A to the Sales Contract is hereby deleted and replaced with EXHIBIT A to this Amendment. Seller agrees to cooperate with Purchaser, Title Insurer, and Purchaser's surveyors to develop a single metes and bounds legal description for the Property to be used in the deed to be delivered by Seller at Closing.

     5. EXTENSION OF TITLE REVIEW PERIOD. Notwithstanding any provision to the contrary in Section 3.3 of the Sales Contract, the Title Review Period is hereby extended until 5 p.m. Eastern Daylight Time on May 12, 2003. Seller agrees that it will use its best efforts to cause the Title Commitment and legible copies of all documents and plans listed as exceptions on the Title Commitment (the "Title Materials") to be delivered to Purchaser on or before 5 p.m. on May 5, 2003, and in the event that Purchaser does not receive the Title Materials by such time, the Title Review Period shall be extended until 5 p.m. on the date which is five (5) business days after Purchaser's receipt of the Title Materials.

     6. CLOSING. The first sentence of Section 4.1 of the Sales Contract is hereby deleted and replaced with the following language:

            The "Closing" of the transaction contemplated by this Agreement (that is, the payment of the Purchase Price, the transfer of title to the Property, and the satisfaction of all other terms and conditions of this Agreement) shall occur on the day that is fifteen
            (15) days after the expiration of the Title Review Period, at the Chicago office of the Title Insurer, or at such other time and place as Seller and Purchaser shall agree in writing.

     The following language is hereby added at the end of Section 4.1:

            Purchaser shall have the one-time right, on or before the Closing Date, to extend the Closing Date for a period of fifteen (15) days by (i) giving written notice thereof to Seller, and (ii) depositing with Escrowee additional earnest money in the sum of Fifty Thousand Dollars ($50,000.00), which shall then be included within the definition of "Earnest Money" for all purposes of this Agreement.

     7. CONSENT OF SELLER'S GENERAL PARTNER. Seller represents and warrants to Purchaser that it has obtained the consent of its general partner as described in Section 8.2 of the Sales Contract. Accordingly, Section 8.2 is hereby deleted.

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     8.     ASSIGNMENT. Section 14.3 is hereby amended by adding the following at the end thereof:

            Notwithstanding the foregoing, Seller hereby consents to the assignment of this Agreement to BCMR Jacksonville LLC as well as any further assignments of this Agreement to Boston Capital Companion Limited Partnership, Boston Capital Real Estate Investment Trust, Inc., BC-Bainbridge LLC (collectively, "Boston Capital"), Bainbridge, or any entity in which Boston Capital or Bainbridge has an ownership interest. Upon any assignment as permitted hereunder, the assignee ("Assignee") shall deliver to Seller a copy of the assignment document. From and after receipt of such assignment document, Seller agrees (a) to deliver any notices in connection with the Agreement to the Assignee as well as to Bainbridge, and (b) in the event that Assignee and Bainbridge deliver conflicting instructions to Seller, Seller shall comply with the instructions or directions delivered by Assignee.

     9. NEW LEASES. Section 13.2 of the Sales Contract is hereby deleted in its entirety and replaced with the following:

            Without notice to and the prior written consent of Purchaser, Seller shall not terminate, modify, extend, amend or renew any Lease or enter into any new Lease except in accordance with its customary business practices; provided however, any concessions being given at the Property shall not be materially different than those generally offered by Seller as of the date hereof, but in no event shall Seller be prohibited from offering concessions required to be competitive in the Jacksonville market.

     10. CONFIDENTIALITY. Section 14.9 of the Sales Contract is hereby amended by adding the following sentence at the end thereof:

            Notwithstanding the foregoing, Purchaser shall have the right to disclose any of the information described in this paragraph to its investors, lenders, and their respective attorneys and consultants.

     11. OTHER DILIGENCE. Sellers agree to deliver a legible, true, correct and complete copy of the Military Rental Agreement currently in effect for the Property, together with all exhibits, schedules and amendments to date to Purchaser on or before May 9, 2003.

     12. PLANS AND SPECIFICATIONS. Section 1 of the Sales Contract is hereby amended by adding to the definition of Property all plans and specifications for the Property which are currently in Seller's possession.

     13. EFFECT ON THE AGREEMENT. All terms and conditions of the Sales Contract shall remain in full force and effect as written except as expressly modified by this Amendment.

                                        3
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     14.    COUNTERPARTS AND EFFECTIVENESS. This Amendment may be executed in several counterparts. All such counterparts shall constitute the same Amendment. This Amendment is entered into and is effective as of the Amendment Effective Date.

                    [Remainder of page intentionally blank.]

                                        4
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     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment effective as of the Amendment Effective Date.

                                 SELLER:

                                 ERP OPERATING LIMITED PARTNERSHIP, an
                                 Illinois limited partnership

                                 By: Equity Residential, a Maryland real estate investment trust, its general partner

                                      By:   /s/ [ILLEGIBLE]
                                         ------------------------------
                                      Name:  [ILLEGIBLE]
                                      Title: EVP


                                 BAINBRIDGE:

                                 BAINBRIDGE COMMUNITIES ACQUISITION
                                 CORPORATION II, a Florida corporation


                                 By:    /s/ Sheila Mead
                                      --------------------------------
                                 Name:   Sheila Mead
                                 Title:  Vice President


                                 PURCHASER:

                                 BCMR JACKSONVILLE, LLC, a Delaware limited liability company

                                 By:  Boston Capital Real Estate Investment
                                      Trust Inc., a Maryland corporation


                                      By:    /s/ Jeffrey H. Goldstein
                                           -----------------------------------
                                           Jeffrey H. Goldstein
                                           President

                                        5
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                                    EXHIBIT A

                                Legal Description

                          SPICEWOOD SPRINGS APARTMENTS
                              JACKSONVILLE, FLORIDA

                           REAL ESTATE SALE AGREEMENT

     THIS REAL ESTATE SALE AGREEMENT (this "Agreement") is made as of the 2nd day of April, 2003, by and between ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller"), with an office at c/o Equity Residential, Two North Riverside Plaza, Suite 400, Chicago, Illinois 60606, and BAINBRIDGE COMMUNITIES ACQUISITION CORPORATION II, a Florida corporation ("Purchaser"), with an office at 12791 W Forest Hill Boulevard, Wellington, Florida 33414.

                                    RECITALS

     A.     Seller is the owner of a certain parcel of real estate (the
"Real Property") in the City of Jacksonville, County of Duval, State of Florida, which parcel is more particularly described in attached EXHIBIT A, and upon which is located a multi-family residential apartment community commonly known as "Spicewood Springs Apartments".

     B. Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, the Property (as such term is hereinafter defined), each in accordance with and subject to the terms and conditions set forth in this Agreement.

     THEREFORE, in consideration of the above Recitals, the mutual covenants and agreements herein set forth and the benefits to be derived therefrom, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller agree as follows:

     1.     PURCHASE AND SALE.

            Subject to and in accordance with the terms and conditions set forth in this Agreement, Purchaser shall purchase from Seller and Seller shall sell to Purchaser the Real Property, together with: (i) all buildings and improvements owned by Seller and any and all of Seller's rights, easements, licenses and privileges presently thereon or appertaining thereto; (ii) Seller's right, title and interest in and to the leases (the "Leases") affecting the Property or any part thereof, other than any Former Tenant Lease Files (as defined in Section
14.11 below); (iii) all furniture, furnishings, fixtures, equipment, (excluding computer hardware and software), tools and other tangible property (excluding the EQR legal manual and any marketing information containing a logo) (collectively, the "Personal Property") owned by Seller, located on the Real Property and used solely in connection therewith, a list of which is attached hereto as EXHIBIT B; and (iv) all right, title and interest of Seller under any and all of the union, maintenance, service, advertising and other like contracts and agreements with respect to the ownership and operation of the Property (collectively, the "Service Contracts"), a list of which is attached hereto AS EXHIBIT C; all to the extent applicable to the period from and after the Closing (as such term is hereinafter defined); (items (i) through (iv) above, together with the Real Property, are collectively referred to in this Agreement as the "Property"). All of the foregoing expressly excludes all property owned by tenants or other users or occupants of the Property.

     2.     PURCHASE PRICE.

            The total consideration to be paid by Purchaser to Seller for the Property is Twenty-Eight Million and 00/100 Dollars ($28,000,000.00) (the "Purchase Price"). The Purchase Price shall be paid as follows:

            2.1    EARNEST MONEY.

                   2.1.1 Seller, Purchaser and a duly authorized representative of the Chicago Office of Chicago Title Insurance Company ("Escrowee") shall concurrently herewith execute Earnest Money Escrow Instructions, in the form attached hereto as EXHIBIT D, pursuant to which Purchaser shall deliver to Escrowee initial earnest money (the "Initial Earnest Money") in the sum of Fifty Thousand and 00/100 Dollars ($50,000.00). If Purchaser does not terminate this Agreement pursuant to and in accordance with
Section 8 below, Purchaser shall, on or before the thirtieth (30th) day after the date of this Agreement, deposit with the Escrowee additional earnest money (the "Additional Earnest Money") in the sum of Two Hundred Thousand and 00/100 Dollars ($200,000.00). The Initial Earnest Money

                                        1
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and, if deposited or required to be deposited with the Escrowee, the Additional
Earnest Money, together with any interest earned thereon net of investment costs, are referred to in this Agreement as the "Earnest Money". The Earnest Money shall be invested as Seller and Purchaser so direct. Any and all interest earned on the Earnest Money shall be reported to Purchaser's federal tax identification number.

                   2.1.2 If the transaction closes in accordance with the terms of this Agreement, at Closing, the Earnest Money shall be delivered by Escrowee to Seller as part payment of the Purchase Price. If the transaction fails to close due to a default on the part of Purchaser, Seller shall have the remedy provided for in Section 7.2 below. If the transaction fails to close due to a default on the part of Seller, Purchaser shall have the remedy options provided for in Section 7.1 below.

            2.2    CASH AT CLOSING. At Closing, Purchaser shall pay to
Seller, with current, federal funds wire transferred to an account designated by Seller in writing, an amount equal to the Purchase Price, minus the sum of the Earnest Money which Seller shall receive at Closing from the Escrowee, and plus or minus, as the case may require, the closing prorations and adjustments to be made pursuant to Section 4.4 below.

     3.     EVIDENCE OF TITLE.

            3.1 TITLE INSURANCE. Seller shall, within fifteen (15) days after the date of this Agreement, deliver to Purchaser a current commitment for an ALTA Owner's Title Insurance Policy (the "Title Commitment"), in the amount of the Purchase Price, issued by the Chicago Office of Chicago Title Insurance Company (the "Title Insurer"). Seller shall cause the Title Insurer to agree to issue to the Purchaser as soon as practicable after Closing, an updated ALTA Standard Coverage Owner's Policy of Title Insurance for the Real Property and Improvements (the "Owner's Policy"), dated as of the Closing Date (as hereinafter defined), in the amount of the Purchase Price, and insuring good and indefeasible fee simple title to the Real Property and Improvements to be in Purchaser. Purchaser may request that the Title Company issue, but Seller shall have no obligation to pay for or to cause the Title Company to issue, other available endorsements to the Owner's Policy. Upon issuance, the Owner's Policy will except from coverage only the non-deleted general exceptions and Permitted Exceptions (as defined in Section 3.3 below). Except as permitted under this Agreement, no additional encumbrances may be created on the Property by Seller after the date of this Agreement without the prior consent of Purchaser, which consent may not be unreasonably withheld, conditioned, or delayed.

            3.2 SURVEY. Within five (5) days of the date of this Agreement, Seller shall deliver to Purchaser one copy of the most recent existing plat of survey (if any) of the Real Property (the "Existing Survey") in Seller's possession and control. Purchaser may obtain, at Purchaser's sole option, election and expense, and deliver to Seller, and the Title Insurer, on or before the date that is ten (10) days prior to the last day of the Review Period (as hereinafter defined) an updated or new as-built survey of the Real Property (the "Updated Survey") prepared by the surveyor who provided the Existing Survey or another surveyor selected by Purchaser.

            3.3 TITLE REVIEW. Purchaser shall have ten (10) days after its receipt of the last of the Title Commitment and the copies of each title exception document, but in no event later than the expiration of the Review Period (the "Title Review Period"), to give Seller a detailed notice objecting to any exception or condition contained in the Title Commitment or shown on the Updated Survey, if any. If Purchaser does not give notice of any objections to Seller within the Title Review Period, Purchaser shall be deemed to have approved the title as shown in the Title Commitment, the title exceptions, and all matters shown on the Updated Survey. If Purchaser provides timely objections, Seller shall have five (5) days after receipt of Purchaser's notice (the "Title Cure Period") in which to cure or attempt to cure Purchaser's objections; provided, however that Seller shall not have any obligation to cure any of Purchaser's objections. Seller may bond around any mechanics' or materialmen's lien(s) and abstract(s) of judgment to the Title Company's reasonable satisfaction. If Purchaser provides timely objections and all of Purchaser's objections are not cured within the Title Cure Period for any reason, then, within five (5) days after the last day of the Title Cure Period, Purchaser shall, as its sole and exclusive remedy, waiving all other remedies, either: (a) terminate this Agreement by giving a termination notice to Seller, at which time Escrowee shall return the Earnest Money to Purchaser and the parties shall have no further rights, liabilities, or obligations under this Agreement (other than those that expressly survive termination); or (b) waive the uncured objections by proceeding to Closing and thereby be deemed to have approved the Purchaser's title as shown in the Title

Commitment, the title exception documents, and the Updated Survey, if any. If Seller does not timely receive notice of Purchaser's election to terminate under this Section 3.3, Purchaser will be deemed to have waived the uncured objections and to approve the Partnership's title as shown in the Commitment, the title exception documents, and the Updated Survey. All exceptions shown on the Existing Survey, the Title Commitment, the title exception documents, or the Updated Survey that are not cured within the Title Cure Period shall be the "Permitted Exceptions".

     4.     CLOSING.

            4.1 CLOSING DATE. The "Closing" of the transaction contemplated by this Agreement (that is, the payment of the Purchase Price, the transfer of title to the Property, and the satisfaction of all other terms and conditions of this Agreement) shall occur at 11:00 a.m. on the fifteenth (15th) day after the expiration of the Review Period (as defined in Section 8.1.1 below), at the Chicago office of the Title Insurer, or at such other time and place as Seller and Purchaser shall agree in writing. The "Closing Date" shall be the date of Closing. If the date for Closing above provided for falls on a Saturday, Sunday or legal holiday, then the Closing Date shall be the next business day.

            4.2    SELLER'S  CLOSING  DELIVERIES.   At  Closing,   Seller  shall
execute and deliver to Purchaser the following:

                            4.2.1 a "special" Warranty Deed, subject to the Permitted Exceptions in the form attached hereto as EXHIBIT E and acceptable to the Title Insurer;

                            4.2.2 a Bill of Sale in the form attached hereto as EXHIBIT F;

                            4.2.3 a letter advising tenants under the Leases of the change in ownership of the Property in the form attached hereto as EXHIBIT G;

                            4.2.4 an Assignment and Assumption of Leases, Security Deposits and Service Contracts in the form attached hereto as EXHIBIT H;

                            4.2.5 an affidavit stating, under penalty of perjury, Seller's U.S. taxpayer identification number and that Seller is not a foreign person within the meaning of Section 1445 of the Internal Revenue Code;

                            4.2.6   such evidence of Seller's power and
            authority as the Title Insurer may reasonably require;

                            4.2.7 a closing statement ("Closing Statement") setting forth the prorations and adjustments to the Purchase Price as required by Section 4.4 below; and

                            4.2.8 an update of the Rent Roll (hereinafter defined) in the form of the Rent Roll attached hereto as EXHIBIT J, dated no earlier than two (2) business days prior to the Closing Date, certified by Seller to be to Seller's knowledge, true and complete in all material respects, and subject to the limitations on survival and liability provided in Section 10 and Section 12 below.

                   4.3 PURCHASER'S CLOSING DELIVERIES. At Closing, Purchaser shall execute and deliver to Seller the following:

                            4.3.1 the funds required pursuant to Section 2.2 above;

                            4.3.2 a counterpart original of the Closing Statement referenced in 4.2.7 above;

                            4.3.3 counterpart originals of the Assignment and Assumption of Leases, Security Deposits and Service Contracts referenced in Section 4.2.4 above); and

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                            4.3.4   such evidence of Purchaser's power and
            authority as the Title Insurer may reasonably require.

            4.4 CLOSING PRORATIONS AND ADJUSTMENTS. Seller shall prepare the Closing Statement of the prorations and adjustments required by this Agreement and submit it to Purchaser at least one (1) business day prior to the Closing Date. The following items are to be prorated, adjusted or credited (as appropriate) as of the close of business on the Closing Date, it being understood that for purposes of prorations and adjustments, Seller shall be deemed the owner of the Property on such day and Purchaser shall be deemed the owner of the Property as of the day after the Closing Date:

                   4.4.1 real estate and personal property taxes and assessments (on the basis of the most recent ascertainable tax bill if the current bill is not then available, and in any case, calculated taking into account the 4% discount available for payment of real estate taxes prior to December; provided, however, in the event the Closing takes place after the period of time for the 4% discount has expired, the discount shall be applied only in the event Seller took advantage of such discount when it paid the real estate taxes);

                   4.4.2 the rent payable by tenants under the Leases; provided, however, that rent and all other sums which are due and payable to Seller by any tenant but uncollected as of the Closing shall not be adjusted, but Purchaser shall cause the rent and other sums for the period prior to Closing to be remitted to Seller if, as and when collected. At Closing, Seller shall deliver to Purchaser a schedule of all such past due but uncollected rent and other sums owed by tenants. Purchaser shall include the amount of such rent and other sums in the first bills thereafter submitted to the tenants in question after the Closing, and shall continue to do so for nine (9) months thereafter. Purchaser shall promptly remit to Seller any such rent or other sums paid by scheduled tenants;

                   4.4.3 the amount of unapplied security deposits held by Seller under the Leases;

                   4.4.4 water, electric, telephone and all other utility and fuel charges, fuel on hand (at cost plus sales tax); provided, however, that any deposits with utility companies shall remain the property of the Seller and shall not be prorated or credited (to the extent possible, utility prorations will be handled by meter readings on the day immediately preceding the Closing
Date);

                   4.4.5    amounts due and prepayments under the Service
Contracts;

                   4.4.6    assignable license and permit fees; and

                   4.4.7 other similar items of income and expenses of operation.

     Except with respect to general real estate and personal property taxes (which shall be reprorated upon the issuance of the actual bills, if necessary), any proration which must be estimated at Closing shall be reprorated and finally adjusted as soon as practicable after the Closing Date; otherwise, subject to the provisions of Section 4.4.2 above, all prorations shall be final. In addition, notwithstanding anything to the contrary contained in this Section 4, Seller reserves the right (i) to meet with governmental officials and to contest any reassessment governing or affecting Seller's obligations under Section 4.4.1 above and (ii) to contest any assessment of the Property or any portion thereof and to attempt to obtain a refund for any taxes previously paid. Seller shall retain all rights with respect to any refund of taxes applicable to any period prior to the Closing Date.

            4.5    TRANSACTION COSTS.

     Seller shall pay for any base premium due in connection with the Owner's Policy (the "Base Premium") which shall be net of any reissue discount which may be available from the Title Insurer in connection with the delivery of an existing owner's policy of title insurance, one-half (1/2) of any transfer taxes and documentary stamps related to the transfer of the Property (but not any mortgage stamps related to Purchaser's loan) and one-half (1/2) of Escrowee's standard escrow fees. All other closing and transaction costs (including, without limitation, title insurance premiums or other title costs in excess of the Base Premium including premiums for any loan policy or endorsements thereto required by Purchaser's lender, recording charges, any costs relating to the Updated Survey, any and all transfer taxes and documentary stamps, one-half (1/2) of any transfer taxes and documentary stamps related to the transfer of the Property

(and all mortgage stamps related to Purchaser's loan) and one-half (1/2) of Escrowee's standard escrow fees) shall be paid by Purchaser, whether or not the Closing occurs. Seller and Purchaser shall, however, be responsible for the fees of their respective attorneys and the payment of any brokerage commissions due any broker hired by Seller or Purchaser, respectively, to represent it in connection with this transaction.

            4.6    POSSESSION.

                   Upon Closing, Seller shall deliver to Purchaser possession of the Property, subject to such matters as are permitted by or pursuant to this Agreement.

     5. CASUALTY LOSS AND CONDEMNATION. Prior to Closing, the risk of loss shall remain with Seller. If, prior to Closing, the Property or any part thereof shall be condemned, or destroyed or damaged by fire or other casualty, Seller shall promptly so notify Purchaser. If the Property or any part thereof shall be condemned such that damages are in excess of $500,000 (as determined by Seller in good faith) or if the Property or any part thereof shall be destroyed or damaged by fire or other casualty the repair of which would cost in excess of $500,000 (as determined by Seller in good faith), then, at the option of Purchaser, which option shall be exercisable, if at all, by written notice thereof to Seller within ten (10) business days after Purchaser receives written notice of such fire, earthquake or other casualty or condemnation and Seller's good faith determination of resulting damages, this Agreement may be terminated. If Purchaser elects to terminate this Agreement, the Earnest Money shall be returned to Purchaser by Escrowee, in which event this Agreement shall, without further action of the parties, become null and void and neither party shall have any rights or obligations under this Agreement. In the event that Purchaser does not exercise the option to terminate the Agreement set forth above, or if the condemnation or casualty is below the $500,000 threshold described above, then the Closing shall take place on the Closing Date and Purchaser shall be entitled to receive the condemnation proceeds in the event of a condemnation, or in the event of a casualty, a credit against the Purchase Price payable at Closing in the total amount of the estimated proceeds to Seller under any applicable hazard or other insurance policy or policies in effect with respect to the Property, (including, without limitation, a credit for the estimated amount of lost rental income subsequent to the Closing Date, if any,) all as determined by the applicable insurance representatives, PLUS the amount of any applicable deductibles MINUS any sums expended by Seller in repairs or restoration; provided, however that in no event shall the total credit to Purchaser exceed the amount of the loss. In addition, in the event of the foregoing, Purchaser shall deliver to Seller at Closing a release in form reasonably satisfactory to Seller whereby Purchaser releases Seller from all ongoing liability and/or claims in connection with such condemnation or casualty.

     Notwithstanding anything to the contrary contained in this Section 5, in the event any condemnation below the $500,000 threshold described above either (i) prohibits, as a matter of applicable law, the rebuilding or repair of the Property as it currently exists or (ii) prevents access to the Property from a publicly dedicated street, then Purchaser may elect to terminate this Agreement by written notice thereof to Seller within ten (10) business days of such determination, and upon the exercise of such option by Purchaser, this Agreement shall become null and void, the Earnest Money shall be returned to Purchaser and neither party shall have any further liability or obligations hereunder, except those that expressly survive termination.

     6.     BROKERAGE.

            Seller agrees to pay upon Closing (but not otherwise) a brokerage commission due to Bart Walchle of Walchle Investment Group pursuant to a separate agreement for services rendered in connection with the sale and purchase of the Property. Seller and Purchaser shall each indemnify and hold the other harmless from and against any and all claims of all other brokers and finders claiming by, through or under the indemnifying party and in any way related to the sale and purchase of the Property, this Agreement or otherwise, including, without limitation, attorneys' fees and expenses incurred by the indemnified party in connection with such claim. This Section 6 shall survive the termination of this Agreement.

     7.     DEFAULT AND REMEDIES.

            7.1 PURCHASER'S PRE-CLOSING REMEDIES. Notwithstanding anything to the contrary contained in this Agreement, if Seller fails to perform in accordance with the terms of this Agreement at or prior to Closing, then, as Purchaser's sole and exclusive remedy hereunder and at Purchaser's option, either (i) the Earnest Money shall be returned to Purchaser, in which event this Agreement shall be null and void, and neither party shall have any rights or obligations under this Agreement except those which expressly survive termination, and Purchaser may pursue an action for reimbursement of the reasonable actual expenses (including reasonable attorneys' fees) incurred by it under the Agreement, such amount to be limited to $25,000.00, or (ii) upon notice to Seller not more than ten (10) days after Purchaser becomes aware of which failure, and provided an action is filed within thirty (30) days thereafter, Purchaser may seek specific performance of this Agreement, but not damages. Purchaser's failure to seek specific performance as aforesaid shall constitute its election to proceed under clause (i) above.

            7.2 SELLER'S PRE-CLOSING REMEDIES. If Purchaser fails to perform in accordance with the terms of this Agreement, Seller shall have the right to terminate this Agreement by delivering written notice to Purchaser whereupon the Earnest Money shall be forfeited to Seller as liquidated damages (which shall be Seller's sole and exclusive remedy against Purchaser), it being agreed between the parties hereto that the actual damages to Seller in such event are impractical to ascertain and the amount of the Earnest Money is a reasonable estimate thereof and shall be and constitute valid liquidated damages, at which time this Agreement shall be null and void and neither party shall have any rights or obligations under this Agreement; provided, however, if Purchaser is required to but does not deposit with the Escrowee the Additional Earnest Money as provided for in Section 2.1.1 above, the sum of $250,000.00 shall nonetheless be recoverable by Seller from Purchaser as Earnest Money.

            7.3 PRE-CLOSING KNOWLEDGE. If at any time after the execution of this Agreement, either Purchaser or Seller becomes aware of information which makes a representation and warranty contained in this Agreement to become untrue in any material respect, said party shall promptly disclose said information in writing to the other party hereto. Provided, that the party making the representation has taken no willful act to cause the representation to become untrue, said party shall not be in default under this Agreement and the sole remedy of the other party shall be to either (i) terminate this Agreement by written notice, in which event this Agreement, without further action of the parties, shall become null and void such that neither party shall have any further rights or obligations under this Agreement except for those rights and obligations which by their terms expressly survive any such termination, or (ii) elect to proceed to Closing, in which case such party shall be deemed to have waived its rights with respect to any such breach of representation or warranty. Notwithstanding anything to the contrary set forth in this Agreement, Purchaser and Seller are prohibited from making any claims against the other party hereto after the Closing with respect to any breaches of the other party's representations and warranties contained in this Agreement that the claiming party has actual knowledge of prior to the Closing.

            7.4 POST-CLOSING REMEDIES. From and after the Closing, Seller and Purchaser shall, subject to the terms and conditions of this Agreement, have such rights and remedies as are available at law or in equity, except that neither Seller nor Purchaser shall be entitled to recover from the other consequential or special damages.

     8.     CONDITIONS PRECEDENT.

            8.1    CONDITION PRECEDENT - PURCHASER.

                   8.1.1 Purchaser shall have until 5:00 p.m. (Central Standard Time) on the thirtieth (30th) day after the date of this Agreement within which to inspect the Property (the "Review Period"). If Purchaser determines that the Property is unsuitable for its purposes and so notifies Seller in writing within the Review Period, the Earnest Money shall be returned to Purchaser, at which time this Agreement shall be null and void and neither party shall have any further rights or obligations under this Agreement except those which expressly survive termination. Purchaser's failure to terminate this Agreement within the Review Period shall be conclusively deemed a waiver by Purchaser of the condition contained in this Section 8.

                   8.1.2    Purchaser's right of inspection pursuant to this
Section 8 shall be subject to the rights of tenants under the Leases and other occupants and users of the Property. Before entering upon the Property, Purchaser shall furnish to Seller evidence of general liability insurance coverage (naming Seller as an additional insured) of not less than $2,000,000. No inspection shall be undertaken without reasonable prior notice to Seller. Seller shall have the right to be present at any or all inspections. Neither Purchaser nor its agents or representatives shall contact any tenants without the prior consent of Seller. No inspection shall involve the taking of samples or other physically invasive procedures without the prior written consent of Seller, such consent not to be unreasonably withheld. Notwithstanding anything to the contrary contained in this Agreement, Purchaser shall indemnify, defend (with counsel acceptable to

Seller) and hold Seller and its employees and agents, and each of them, harmless from and against any and all losses, claims, damages and liabilities (including, without limitation, attorneys' fees incurred in connection therewith) arising out of or resulting from Purchaser's exercise of its rights under this Agreement, including, without limitation, its right of inspection as provided for in this Section 8. The indemnification obligation of Purchaser in this
Section 8.1.2 shall survive termination of this Agreement.

                   8.1.3 At Closing, all management contracts relating to the Property shall be terminated.

            8.2 CONDITION PRECEDENT - SELLER. It shall be a condition precedent of Seller's obligation to close the purchase and sale transaction contemplated by this Agreement that it receives approval from the Board of Trustees of Equity Residential, the general partner of the Seller, on or before the end of the Review Period to complete the transaction described herein on the terms and conditions set forth in this Agreement.

     9.     SECTION 1031 EXCHANGE.

            Seller may structure the disposition of the Property as a like-kind exchange under Internal Revenue Code Section 1031 at Seller's sole cost and expense. Purchaser shall reasonably cooperate therein, provided that Purchaser shall incur no material costs, expenses or liabilities in connection with Seller's exchange. Seller shall indemnify, defend and hold Purchaser harmless therefrom and Purchaser shall not be required to take title to or contract for purchase of any other property. If Seller uses a qualified intermediary to effectuate the exchange, any assignment of the rights or obligations of Seller hereunder shall not relieve, release or absolve Seller of its obligations to Purchaser.

     10.    REPRESENTATIONS AND WARRANTIES.

            10.1 SELLER'S REPRESENTATIONS AND WARRANTIES. Seller represents and warranties to Purchaser on the date of this Agreement as follows:

                   10.1.1 Seller is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Illinois.

                   10.1.2 Seller has full power, right and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by Seller have been duly and properly authorized by proper corporate action in accordance with applicable law and with the Partnership Agreement of Seller.

                   10.1.3 To the Seller's knowledge, except as set forth on EXHIBIT J, attached hereto Seller has received no written notice of any pending litigation with respect to Seller or the Property which would affect the Property after Closing.

                   10.1.4 To Seller's knowledge, other than with respect to matters set forth on EXHIBIT K, it has not received from any governmental authority written notice of any violation of any building, fire or health code or any other statute applicable to the Property; provided, however, Seller makes no representation or warranty with respect to the Property's compliance with the Americans with Disabilities Act.

                   10.1.5 To Seller's knowledge, EXHIBIT C attached hereto lists all of the Service Contracts affecting the Property and the vendor under each Service Contract.

                   10.1.6 To Seller's knowledge, EXHIBIT I attached hereto describes, in all material respects, the following information concerning the Leases affecting the Property as of the date hereof: (a) unit number, (b) name of tenant, (c) rental rate, (d) expiration date of the Lease, (e) amount of security deposit, and (f) move-in date. Seller makes no representation with respect to any rental rate or other information provided in EXHIBIT I that is not described in the preceding sentence.

            10.2 SELLER'S KNOWLEDGE. When used in this Agreement, the term "to Seller's knowledge" shall mean shall mean and be limited to the actual (and not imputed, implied or constructive) current knowledge of Alec Brackenridge, Senior Vice President of Equity Residential and Tom Lebling, Regional Vice President of Equity Residential. Notwithstanding anything to the contrary set forth in this Agreement, none of the foregoing individuals shall have any personal liability or liability whatsoever with respect to any matters set forth in this Agreement or any of Seller's representations and/or warranties herein being or becoming untrue, inaccurate or incomplete.

            10.3 SURVIVAL. The representations and warranties set forth in this Section 10 shall, shall be deemed to be remade as of Closing and shall survive the Closing and the delivery of the Deed for a period of one hundred eighty (180) days from the Closing Date. Notice of any claim as to a breach of any representation or warranties must be made to Seller prior to the expiration of such one hundred eighty (180) day period or it shall be deemed a waiver of the right to assert such claim.

     11.    AS-IS.

            11.1 AS-IS CONDITION. ACKNOWLEDGING THE PRIOR USE OF THE PROPERTY AND PURCHASER'S OPPORTUNITY TO INSPECT THE PROPERTY, PURCHASER AGREES TO TAKE THE PROPERTY "AS IS", "WHERE IS", WITH ALL FAULTS AND CONDITIONS THEREON. ANY INFORMATION, REPORTS, STATEMENTS, DOCUMENTS OR RECORDS ("DISCLOSURES") PROVIDED OR MADE TO PURCHASER OR ITS CONSTITUENTS BY SELLER, ITS AGENTS OR EMPLOYEES CONCERNING THE CONDITION (INCLUDING, BUT NOT LIMITED TO, THE ENVIRONMENTAL CONDITION) OF THE PROPERTY SHALL NOT BE REPRESENTATIONS OR WARRANTIES, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT. PURCHASER SHALL NOT RELY ON SUCH DISCLOSURES, BUT RATHER, PURCHASER SHALL RELY ONLY ON ITS OWN INSPECTION OF THE PROPERTY. PURCHASER ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE PROPERTY IS BEING SOLD "AS IS".

            11.2 NO ADDITIONAL REPRESENTATIONS. PURCHASER ACKNOWLEDGES AND AGREES THAT EXCEPT AS SPECIFICALLY SET FORTH IN SECTION 10 OF THIS AGREEMENT SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, OR (F) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., OR ANY HAZARDOUS SUBSTANCE, AS DEFINED BY THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980 ("CERCLA"), AS AMENDED, AND REGULATIONS PROMULGATED THEREUNDER. PURCHASER, ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVE, RELEASE AND AGREE NOT TO MAKE ANY CLAIM OR BRING ANY COST RECOVERY ACTION OR CLAIM FOR CONTRIBUTION OR OTHER ACTION OR CLAIM AGAINST SELLER OR ITS AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, OR ASSIGNS (COLLECTIVELY, "SELLER AND ITS AFFILIATES") BASED ON (A) ANY FEDERAL, STATE, OR LOCAL ENVIRONMENTAL OR HEALTH AND SAFETY LAW OR REGULATION, INCLUDING CERCLA OR ANY STATE EQUIVALENT, OR ANY SIMILAR LAW NOW EXISTING OR HEREAFTER ENACTED, (B) ANY DISCHARGE, DISPOSAL, RELEASE, OR ESCAPE OF ANY CHEMICAL, OR ANY MATERIAL WHATSOEVER, ON, AT, TO, OR FROM THE PROPERTY; OR

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(C) ANY ENVIRONMENTAL CONDITIONS WHATSOEVER ON, UNDER, OR IN THE VICINITY OF THE
PROPERTY.

            11.3 PURCHASER'S DUE DILIGENCE. PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY.

            THE PROVISIONS OF THIS SECTION 11 SHALL SURVIVE THE CLOSING OR ANY TERMINATION OF THIS AGREEMENT.

     12.    LIMITATION OF LIABILITY.

            12.1 LIMITATION OF LIABILITY. Notwithstanding anything to the contrary contained herein, if the Closing shall have occurred (and Purchaser shall not have waived, relinquished or released any applicable rights in further limitation), the aggregate liability of Seller arising pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) of Seller under this Agreement (or any document executed or delivered in connection herewith) shall not exceed $250,000.

            12.2 NO PERSONAL LIABILITY OF SELLER'S DIRECTORS AND EMPLOYEES. No constituent partner in or agent of Seller, nor any advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, representative or agent of any corporation or trust that is or becomes a constituent partner in Seller (including, but not limited to, Equity Residential) shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Purchaser and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller's assets for the payment of any claim or for any performance, and Purchaser, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability. Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent partner in Seller (or in any other constituent partner of Seller), nor any obligation of any constituent partner in Seller (or in any other constituent partner of Seller) to restore a negative capital account or to contribute capital to Seller (or to any other constituent partner of Seller), shall at any time be deemed to be the property or an asset of Seller or any such other constituent partner (and neither Purchaser nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account of partner's obligations to restore or contribute). The provisions of this Section 12.2 shall survive the Closing or any termination of this Agreement.

     13.    OPERATION OF THE PROPERTY

            From and after the date hereof until the Closing Date or earlier termination of this Agreement:

            13.1 ORDINARY COURSE OF BUSINESS. Seller shall operate the Property in its ordinary course of business and shall not sell, further pledge, or otherwise transfer or dispose of all or any part of any Property (except for such items of Personal Property as become obsolete or are disposed of in the ordinary course), subject to the provisions of Section 5 above.

            13.2 NEW LEASES. Seller shall keep, observe, and perform its obligations as landlord under the Leases, and not enter into, or alter, amend or otherwise modify or supplement any existing Lease to provide for a term in excess of one (1) year, without the prior written consent of Purchaser.

            13.3 SERVICE CONTRACTS. Seller shall not enter into any new written service contract with respect to the Property that will not be cancelable by Purchaser without penalty upon no greater than thirty (30) days notice, without the prior written consent of Purchaser.

            13.4 PROPERTY INSURANCE. Seller shall maintain in full force and effect property insurance on the Property.

     14.    MISCELLANEOUS.

            14.1 INDEMNIFICATION CLAIMS. The indemnifications contained in this Agreement shall be subject to the following provisions: the indemnitee shall notify indemnitor of any such claim against indemnitee within thirty (30) days after it has written notice of such claim, but failure to notify indemnitor shall in no case prejudice the rights of indemnitee under this Agreement unless indemnitor shall be prejudiced by such failure and then only to the extent of such prejudice. Should indemnitor fail to discharge or undertake to defend indemnitee against such liability within fifteen (15) business days after the indemnitee gives the indemnitor written notice of the same, then indemnitee may settle such liability, and indemnitor's liability to indemnitee shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including attorneys' fees, incurred by indemnitee in effecting such settlement. The obligations set forth in this Section 14.1 shall survive the Closing or earlier termination of this Agreement.

            14.2 ENTIRE AGREEMENT. All understandings and agreements heretofore had between Seller and Purchaser with respect to the Property are merged in this Agreement, which alone fully and completely expresses the agreement of the parties.

            14.3 ASSIGNMENT. Neither this Agreement nor any interest hereunder shall be assigned or transferred by Purchaser; provided, however, that Purchaser may make a one-time assignment of this Agreement to any entity in which Richard Schechter or Sheila Meade have a material ownership or control position. Subject to the foregoing, this Agreement shall inure to the benefit of and shall be binding upon Seller and Purchaser and their respective successors and assigns.

            14.4 NO MODIFICATION. This Agreement shall not be modified or amended except in a written document signed by Seller and Purchaser.

            14.5 TIME OF THE ESSENCE. Time is of the essence of this Agreement.

            14.6 GOVERNING LAW. This Agreement shall be governed and interpreted in accordance with the laws of the State in which the Property is located.

            14.7 NOTICE. All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and delivered personally, by certified mail, return receipt requested, postage prepaid, by overnight courier (such as Federal Express), or by facsimile transmission with a copy to follow by certified mail, return receipt requested, postage paid or by overnight courier, addressed as follows:

                   1.       If to Seller:

                            c/o Equity Residential
                            Two North Riverside Plaza
                            Suite 400
                            Chicago, Illinois 60606
                            Telephone: 312.928.1382
                            Facsimile: 312.454.1962
                            Attention:  David Carlson

                            With a copy to:

                            Equity Residential
                            Two North Riverside Plaza
                            Suite 400
                            Chicago, Illinois  60606
                            Telephone: 312.928.1175
                            Facsimile: 312.454.0039
                            Attention:  Shelley L Dunck

                            And a copy to:

                            Law Offices of Daniel L. Baskes
                            300 West Adams Street
                            Suite 529
                            Chicago, Illinois  60606
                            Telephone:  312.236.2696
                            Facsimile : 312.236.2699
                            Attention:  Daniel L Baskes

                   2.       If to Purchaser:

                            Bainbridge Companies
                            12791 W. Forest Hill Boulevard
                            Wellington, Florida 33414
                            Telephone:  561.793.8959
                            Facsimile:  561.793.6820
                            Attention:  Sheila Meade

                            And a copy to:

                            Broad and Cassell
                            7777 Glades Road
                            Suite 300
                            Boca Raton, Florida 33434
                            Telephone:   561.483.7000
                            Facsimile:   561.218.8954
                            Attention:  Jeffrey A. Deutch

All notices given in accordance with the terms hereof shall be deemed received on the next business day if sent by overnight courier, on the same day if sent by facsimile before 5 P.M. (Central Standard Time) on a business day, on the third (3rd) business day following deposit with the United States Mail as a registered or certified matter with postage prepaid, or when delivered personally or otherwise received. Either party hereto may change the address for receiving notices, requests, demands or other communication by notice sent in accordance with the terms of this Section 14.7.

            14.8 WAIVER OF TRIAL BY JURY. In any lawsuit or other proceeding initiated by Purchaser under or with respect to this Agreement, Purchaser waives any right it may have to trial by jury. In addition, Purchaser waives any right to seek rescission of the transaction provided for in this Agreement.

            14.9 CONFIDENTIALITY. Except as may be required by law, without the prior written consent of Seller, and unless the Closing occurs, Purchaser shall not disclose to any third party the existence of this Agreement or any term or condition thereof or the results of any inspections or studies undertaken in connection herewith. Purchaser agrees to keep confidential and not to use, other than in connection with its determination whether to proceed with the purchase of the Property in accordance with Section 8 hereof, any of the documents, material or information regarding the Property supplied to Purchaser by Seller or by any third party at the request of Seller, including, without limitation any environmental site assessment reports furnished to Purchaser, except Purchaser may share such documents, material and information with Purchaser's consultants on a "need to know" basis, unless Purchaser is compelled to disclose such documents, material or information by law or by subpoena. Purchaser agrees to indemnify and hold harmless Seller from and against any and all losses, damages, claims and liabilities of any kind (including, without limitation, reasonable attorneys' fees) arising out of Purchaser's breach of this Section 14.9. In the event that the Closing does not occur in accordance with the terms of this Agreement, Purchaser shall promptly return to Seller all of the documents, materials and information regarding the Property supplied to Purchaser by Seller or at the request of Seller. The provisions of this Section
14.9 shall survive the termination of this Agreement.

            14.10 ASSIGNMENT OF INTEREST IN REPORTS AND STUDIES. If for any reason Purchaser does not consummate the Closing, then Purchaser shall, upon Seller's request, assign and transfer to Seller all of its right, title and interest in and to any and all studies, reports, surveys and other information, data and/or documents relating to the Property or any part thereof prepared by or at the request of Purchaser, its employees and agents, and shall deliver to Seller copies of all of the foregoing.

            14.11 FORMER TENANT LEASE FILES. Notwithstanding anything to the contrary set forth in this Agreement, any and all files at the Property that relate to tenants who have vacated their units at the Property and with whom there exists a dispute or a set of facts that could lead to a dispute between Seller and such tenant regarding the payment of sums due and owing to Seller (collectively, "Former Tenant Lease Files"), together with any and all rights, causes of action and/or claims relating thereto shall not be transferred or assigned to Purchaser at Closing but shall remain the property of Seller. Any and all such Former Tenant Lease Files shall be removed from the Property by Seller on or before the Closing Date.

            14.12 NO MEMORANDUM OF AGREEMENT. This Agreement or any notice or memorandum hereof shall not be recorded in any public record. A violation of this prohibition shall constitute a material breach by Purchaser, entitling Seller to terminate this Agreement.

            14.13 PREVAILING PARTY ATTORNEY FEES. If either Seller or Purchaser files suit to enforce the obligations of the other party under this Agreement, the prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys.

            14.14 COUNTERPART SIGNATURES. This Agreement may be signed in any number of counterparts each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            14.15 DESIGNATION OF ESCROWEE AS REPORTING PERSON. Seller and Purchaser hereby designate Escrowee to act as and perform the duties and obligations of the "reporting person" with respect to the transaction contemplated by this Agreement for purposes of 26 C.F.R. Section 1.6045-4(e)(5) relating to the requirements for information reporting on real estate transaction closed on or after January 1, 1991. In this regard, Seller and Purchaser each agree to execute at Closing, and to cause the Escrowee to execute at Closing, a Designation Agreement, designating Escrowee as the reporting person with respect to the transaction contemplated by this Agreement.

            14.15  RADON GAS. Pursuant to Section 404.05618, Florida Statues
(1988), the following notification regarding radon gas is hereby made, and all parties executing this Agreement acknowledge receipt of this notification:

                   RADON GAS: "RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT".

     IN WITNESS WHEREOF, Seller and Purchaser have executed and delivered this Agreement as of the date first above written.

                               SELLER:

                               ERP OPERATING LIMITED PARTNERSHIP,
                               an Illinois limited partnership

                               By:      Equity Residential, a Maryland real
                                        estate investment trust,
                                        its general partner


                                        By: /s/ Shelley L Duck
                                           -------------------------------------
                                            Shelley L Duck, First Vice President


                               PURCHASER:

                               BAINBRIDGE COMMUNITIES ACQUISITION CORPORATION II, a Florida corporation


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------




                                    EXHIBITS

                    A - Legal Description
                    B - List of Personal Property
                    C - List of Service Contracts
                    D - Earnest Money Escrow Instructions
                    E - Special Warranty Deed
                    F - Bill of Sale
                    G - Notice to Tenants
                    H - Assignment and Assumption of Leases, Security Deposits
                        and Service Contracts
                    I - Rent Roll
                    J - Pending Litigation
                    K - Notice of Code Violations

                   RADON GAS: "RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT".

     IN WITNESS WHEREOF, Seller and Purchaser have executed and delivered this Agreement as of the date first above written.

                          SELLER:

                          ERP OPERATING LIMITED PARTNERSHIP,
                          an Illinois limited partnership

                          By:      Equity Residential, a Maryland real
                                   estate investment trust,
                                   its general partner


                                   By:
                                      ------------------------------------------
                                        Alec Brackenridge, Senior Vice President


                          PURCHASER:

                          BAINBRIDGE COMMUNITIES ACQUISITION CORPORATION II, a Florida corporation


                          By:  /s/ Sheila Mead
                              -------------------------
                          Name:   Sheila Mead
                               ------------------------
                          Title:  Vice President
                                -----------------------


                                    EXHIBITS

                    A - Legal Description
                    B - List of Personal Property
                    C - List of Service Contracts
                    D - Earnest Money Escrow Instructions
                    E - Special Warranty Deed
                    F - Bill of Sale
                    G - Notice to Tenants
                    H - Assignment and Assumption of Leases, Security Deposits
                        and Service Contracts
                    I - Rent Roll
                    J - Pending Litigation
                    K - Notice of Code Violations

                                    EXHIBIT A

                          SPICEWOOD SPRINGS APARTMENTS
                              JACKSONVILLE, FLORIDA

                                LEGAL DESCRIPTION

                                    EXHIBIT B

                          SPICEWOOD SPRINGS APARTMENTS
                              JACKSONVILLE, FLORIDA

                            LIST OF PERSONAL PROPERTY

                                    EXHIBIT C

                          SPICEWOOD SPRINGS APARTMENTS
                              JACKSONVILLE, FLORIDA

                            LIST OF SERVICE CONTRACTS

                                    EXHIBIT D

                          SPICEWOOD SPRINGS APARTMENTS
                              JACKSONVILLE, FLORIDA

                        EARNEST MONEY ESCROW INSTRUCTIONS

                                Escrow Officer:
                                               -----------------------------
                                Escrow No.:
                                           ---------------------------------
                                Phone No.:
                                          ----------------------------------
                                Facsimile No.:
                                              ------------------------------
                                Date:   April ________, 2003


TO:
     -----------------------------------

     -----------------------------------

     -----------------------------------
         Attn:
               -----------------------------

The amount of Fifty Thousand and 00/100 Dollars ($50,000.00) (the "Escrow Deposit") is deposited with the Chicago office of Chicago Title Insurance Company in escrow by BAINBRIDGE COMMUNITIES ACQUISITION CORPORATION II, a Florida corporation, the "Purchaser" under that certain Agreement for Purchase of Real Estate and Related Property (the "Agreement"), dated March ____, 2003, with ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership, as the "Seller".

As escrowee, you are hereby directed to hold, deal with and dispose of the Escrow Deposit in accordance with the following terms and conditions:

1. You are to hold the Escrow Deposit until: (a) you are in receipt of a joint order by the undersigned Seller and Purchaser as to the disposition of the Escrow Deposit; or (b) you are in receipt of a written demand (the "Demand") from either Seller or Purchaser for the payment of the Escrow Deposit or any portion thereof. If you receive a Demand from Purchaser on or before the expiration of the Review Period, as such term is defined in the Agreement (as the same may be amended), then you shall immediately comply with the Demand without the necessity of giving notice to Seller and notwithstanding any contrary instruction you may receive from Seller. Upon receipt of any Demand (other than a Demand from Purchaser on or before the expiration of the Review Period as provided above), you are directed to so notify the other party, enclosing a copy of the Demand. If within five (5) days after the non-demanding party has received or is deemed to have received your notice of your receipt of the Demand, you have not received from the non-demanding party its notice of objection to the Demand, then you are to disburse the Escrow Deposit as requested by the Demand. If within said five-day period you receive from the non-demanding party its notice of objection to the Demand, then you are to continue to hold the Escrow Deposit until you are in receipt of a joint order as aforesaid, but after sixty (60) days you may deposit the Escrow Deposit with a Court of competent jurisdiction.

2. Notwithstanding the foregoing, as escrowee, you are hereby expressly authorized to regard and to comply with and obey any and all orders, judgments or decrees entered or issued by any Court, and in case you obey or comply with any such order, judgment or decree of any Court, you shall not be liable to either of the parties hereto or any other person or entity by reason of such compliance, notwithstanding any such order, judgment or decree be entered without jurisdiction or be subsequently reversed, modified, annulled, set aside or vacated. In case of any suit or proceeding regarding these Escrow Instructions, to which you are or may at any time be a party, the undersigned Seller and Purchaser agree that the non-prevailing party shall pay to you upon demand all reasonable costs and expenses incurred by you in connection herewith.

3. Any escrow fee to be charged by you is to be borne equally by the undersigned Seller and Purchaser.

4. As escrowee, you shall invest the Escrow Deposit in an interest-bearing savings or money market account or short term U.S. Treasury Bills or similar cash equivalent securities, as the undersigned Purchaser may direct. Any interest earned on the Escrow Deposit, after you deduct your customary investment charges, shall become and be deemed to be a part of the Escrow Deposit.

5. All notices or other communications hereunder shall be in writing and shall be personally delivered or sent by overnight courier (such as Federal Express), by facsimile transmission or by first class United States Mail, postage prepaid, registered or certified (return receipt requested) to the respective addresses for the Seller, Purchaser and escrowee as herein provided. A notice is given on the date it is personally delivered, sent by overnight courier or facsimile transmission, or deposited with the United States Mail for delivery as aforesaid. A notice is received on the date it is personally delivered, the day after sent if sent by overnight courier or facsimile transmission or, if sent by mail as aforesaid, on the date noted on the return receipt.

6. Purchaser and Seller may act hereunder either directly or through their respective attorneys:

     The Seller's attorney is:

                                Law Offices of Daniel L. Baskes
                                300 West Adams Street
                                Suite 529
                                Chicago, Illinois 60606
                                Telephone: 312.236.2696
                                Facsimile : 312.236.2699
                                Attn: Daniel L. Baskes

     The Purchaser's attorney is:

                                Broad and Cassell
                                7777 Glades Road
                                Suite 300
                                Boca Raton, Florida 33434
                                Telephone:  561.483.7000
                                Facsimile:  561.218.8954
                                Attention: Jeffrey A. Deutch

7. This Escrow Agreement is being entered into to implement the Agreement and shall not (nor be deemed to) amend, modify or supersede the Agreement or act as a waiver of any rights, obligations or remedies set forth therein; provided, however, that you may rely solely upon these Escrow Instructions.

8. In case of any suit or proceeding at law or in equity regarding the Earnest Money or these Escrow Instructions, the non-prevailing party shall pay the prevailing party all costs and expenses (including, but not limited to, attorney's fees) incurred by the prevailing party, and if such prevailing party shall recover judgment in any such suit or preceding, such costs and expenses (including but not limited to attorneys' fees) shall be included in and as a part of such judgment.

9. This Escrow Agreement may be signed in any number of counterparts each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

Agreed and Acknowledged this _____ day of April, 2003.

PURCHASER:                                  SELLER:

BAINBRIDGE COMMUNITIES ACQUISITION          ERP OPERATING LIMITED PARTNERSHIP,
CORPORATION II, a Florida corporation       an Illinois limited partnership


                                            By:  Equity Residential, a  Maryland
                                                 real  estate investment trust,
                                                 its general partner
By:
   ---------------------------------
Name:
     -------------------------------
Title:                                           By:
      ------------------------------                ----------------------------
                                                    Alec Brackenridge, Senior VP


Address:                              Address:

Bainbridge Companies                  c/o Equity Residential
12791 W Forest Hill Boulevard         Two North Riverside Plaza, Suite 400
Wellington , Florida 33414            Chicago, Illinois 60606
Attn:  Sheila Meade                   Attn:  David Carlson
Phone:  561.793.8959                  Phone:  312.928.1382


Agreed and Acknowledged this ______ day of March, 2003.

CHICAGO TITLE INSURANCE COMPANY

By:
   ------------------------------------
         Title:

                                    EXHIBIT E

                          SPICEWOOD SPRINGS APARTMENTS
                              JACKSONVILLE, FLORIDA

                    [CONFORM TO JURISDICTIONAL REQUIREMENTS]

When Recorded, Mail to:


-------------------
-------------------
-------------------
-------------------

                              SPECIAL WARRANTY DEED

     For the consideration of the sum of Ten Dollars ($10.00) and other valuable considerations received, ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership ("Grantor"), does hereby convey to BAINBRIDGE COMMUNITIES ACQUISITION CORPORATION II, a Florida corporation ("Grantee"), all of Grantor's right, title and interest in and to the following described real property (the "Property") situated in Duval County, Florida, together with all improvements thereon and all of Grantor's interest in any rights and privileges solely appurtenant thereto:

            SEE EXHIBIT A ATTACHED HERETO AND BY THIS REFERENCE MADE A PART HEREOF.

     SUBJECT TO: the permitted exceptions set forth on EXHIBIT B attached hereto and by this reference made a part hereof.

     AND GRANTOR hereby binds itself and its successors to warrant and defend the title against all of the acts of Grantor and no other, subject to the matters set forth above.

     IN WITNESS WHEREOF, Grantor has caused this Special Warranty Deed to be executed this ______ day of May, 2003.

                          GRANTOR:

                          ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership, its general partner

                          By: Equity Residential, a Maryland real estate investment trust, its general partner


                                    By:
                                      ------------------------------------------
                                    Name:   Alec Brackenridge
                                    Title:  Senior Vice President

STATE OF ILLINOIS          )
                           )       ss.
COUNTY OF COOK             )

The foregoing instrument was acknowledged before me this ___ day of ______,

200_, by _______________, the of _______________, the general partner of

___________________________________________________________________________

________________, for and on behalf thereof.


                                    --------------------------------------------
                                    Notary Public

(SEAL)


My Commission Expires:

                                    EXHIBIT F

                          SPICEWOOD SPRINGS APARTMENTS
                              JACKSONVILLE, FLORIDA

                                  BILL OF SALE

     THIS BILL OF SALE (this "Bill of Sale") is executed as of the __ day of May, 2003, by ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller"), having offices at c/o Equity Residential at Two North Riverside Plaza, Suite 400, Chicago, Illinois 60606, in favor of BAINBRIDGE COMMUNITIES ACQUISITION CORPORATION II, a Florida corporation ("Purchaser"), having offices at 12791 W Forest Hill Boulevard, Wellington, Florida 33414.

     1. REAL PROPERTY. The "Real Property" shall mean the real property located in the County of Duval, State of Florida, commonly known as "Spicewood Springs Apartments" and located at 445 Monument Road, Jacksonville, Florida 32225.

     2. PERSONAL PROPERTY. The "Personal Property" shall mean those certain articles of personal property used in connection with the operation of the Real Property which are described in EXHIBIT A attached to this Bill of Sale.

     3. SALE. For good and valuable consideration received by Seller, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, assigns and transfers the Personal Property to Purchaser. Seller covenants and agrees to warrant and forever defend title to the Personal Property unto Purchaser against any and all persons lawfully claiming the whole or any part thereof by, through or under Seller, and none other. Except as set forth in the immediately preceding sentence, Seller makes no warranties or representations as to the Personal Property. The Personal Property is transferred "AS IS" and ALL WARRANTIES OF QUALITY, FITNESS AND MERCHANTABILITY ARE HEREBY EXCLUDED.

     IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of the day and year first above written.

                            SELLER:

                            ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership

                            By: Equity Residential, a Maryland real estate investment trust, its general partner


                                  By:
                                    --------------------------------------
                                  Name:  Alec Brackenridge
                                  Title: Senior Vice President

                                    EXHIBIT G

                          SPICEWOOD SPRINGS APARTMENTS
                              JACKSONVILLE, FLORIDA

                              TENANT NOTICE LETTER

                                                                  ________, 2003

Dear Tenant:

         This is to advise you that as of _____, 2003, the Spicewood Springs Apartment Complex has been sold by ERP Operating Limited Partnership to Bainbridge Communities Acquisition Corporation II.

         All future payments of rent and other charges due under your lease, including the rent payment due __________, 2003, should be paid to Spicewood Springs Apartments and delivered to the rental office. Your security deposit, if any, has also been transferred to Bainbridge Communities Acquisition Corporation II, and the new owner will be responsible for its return to you pursuant to the terms of your lease agreement.

                                    Very truly yours,



                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                    EXHIBIT H

                          SPICEWOOD SPRINGS APARTMENTS
                              JACKSONVILLE, FLORIDA

                            ASSIGNMENT AND ASSUMPTION
               OF LEASES, SECURITY DEPOSITS AND SERVICE CONTRACTS

     THIS ASSIGNMENT AND ASSUMPTION OF LEASES, SECURITY DEPOSITS AND SERVICE CONTRACTS (this "Assignment") is entered into as of the _______ day of May, 2003, between ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership ("Assignor"), having an office at c/o Equity Residential, Two North Riverside Plaza, Suite 400, Chicago, Illinois 60606 and BAINBRIDGE COMMUNITIES ACQUISITION CORPORATION II, a Florida corporation, ("Assignee") having an office at 12791 W Forest Hill Boulevard, Wellington, Florida 33414.

     1. PROPERTY. The "Property" means the real property located in the City of Jacksonville, County of Duval, State of Florida, commonly known as "Spicewood Springs Apartments", together with the building, structures and other improvements located thereon.

     2. LEASES. The "Leases" means those leases, tenancies, rental agreements and occupancy agreements affecting the Property which are described in EXHIBIT A attached to this Assignment.

     3. SECURITY DEPOSITS. "Security Deposits" means those security deposits held by or for Assignor on account of tenants under the Leases as such deposits and with respect to which Assignee received a credit at the closing of the transaction with respect to which this Assignment has been executed and delivered. The Security Deposits are set forth on attached EXHIBIT A.

     4. SERVICE CONTRACTS. "Service Contracts" means those maintenance, supply and service contracts relating to the Property which are described in EXHIBIT B attached to this Assignment.

     5. ASSIGNMENT; INDEMNIFICATION. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire right, title and interest of Assignor in and to the Leases, the Security Deposits and the Service Contracts, but reserving unto Assignor all uncollected rent attributable to the period prior to the date hereof pursuant to Section
4.4.2 of that certain Real Estate Sale Agreement for the Property by and between Assignor and Assignee (as may have been amended from time to time, the "Agreement"). Assignor shall indemnify and hold Assignee harmless from and against any and all losses, claims, damages and/or liabilities (including, without limitation, attorneys' fees incurred in connection therewith) arising out of or resulting from Assignor's interest in the Leases, Security Deposits and Service Contracts and pertaining to the period prior to Closing.

     6. ASSUMPTION; INDEMNIFICATION. Assignee hereby assumes the covenants, agreements and obligations of Assignor as landlord or lessor under the Leases as of the date of this Assignment, and Assignee further assumes all liability of Assignor for the proper refund or return of the Security Deposits if, when and as required by the Leases. Assignee hereby assumes the covenants, agreements and obligations of Assignor under the Service Contracts which are applicable to the period and required to be performed from and after the date of this Assignment, but not otherwise. Assignee shall indemnify and hold Assignor harmless from and against any and all losses, claims, damages and/or liabilities (including, without limitation, attorneys' fees incurred in connection therewith) arising out of or resulting from Assignee's interest in the Leases, Security Deposits and Service Contracts and pertaining to the period from and after the Closing.

     7. ATTORNEYS' FEES. If either Assignee or Assignor, or their respective successors or assigns, file suit to enforce the obligations of the other party under this Assignment, the prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys.

     8. SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

     9. LIMITED LIABILITY. By accepting this Assignment, Assignee agrees that it will look only to the proceeds of the Property for the performance or liability for nonperformance of any and all obligations of Assignor hereunder, it being expressly understood and agreed that neither Assignor nor any shareholder, officer or director thereof or any other person or entity shall have any personal liability or obligation of any kind or nature whatsoever under this Assignment. This Paragraph 9 is subject to, and not in limitation of, the limitations on liability provided in Section 12 of the Agreement.

     10. COUNTERPARTS. This Assignment may be signed in any number of counterparts each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment the day and year first above written.

                          ASSIGNOR:

                          ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership

                          By: Equity Residential, a Maryland real estate investment trust, its general partner


                                 By:
                                    -------------------------------
                                 Name:  Alec Brackenridge
                                 Title: Senior Vice President


                          ASSIGNEE:

                          BAINBRIDGE COMMUNITIES ACQUISITION CORPORATION II, a Florida corporation


                          By:
                             --------------------------------------
                          Name:
                               ------------------------------------
                          Title:
                                -----------------------------------

                                    EXHIBIT I

                          SPICEWOOD SPRINGS APARTMENTS
                              JACKSONVILLE, FLORIDA

                                    RENT ROLL

                                    EXHIBIT J

                          SPICEWOOD SPRINGS APARTMENTS
                              JACKSONVILLE, FLORIDA

                               PENDING LITIGATION

                                    EXHIBIT K

                          SPICEWOOD SPRINGS APARTMENTS
                              JACKSONVILLE, FLORIDA

                            NOTICE OF CODE VIOLATIONS